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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-56896) of John B. Sanfilippo & Son, Inc. of our reports dated August 18, 2003, except for Note 12, as to which the date is January 23, 2004, relating to the financial statements and Financial Statement Schedule, which are included in this Annual Report on Form 10-K/A.

/s/ PricewaterhouseCoopers LLP
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January 23, 2004
Chicago, Illinois